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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                              DATED APRIL 21, 2004

                                       of


                               ARRIS GROUP, INC.

                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                           SEC File Number 000-31254


                              3871 LAKEFIELD DRIVE
                             SUWANEE, GEORGIA 30024
                                 (770) 622-8400


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS

         99       Press Release issued April 21, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 21, 2004, ARRIS Group, Inc. issued a press release regarding financial results for the first quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99 and is incorporated by reference.

         The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARRIS GROUP, INC.


                                        By: /s/ David B. Potts
                                           ------------------------------------
                                           David B. Potts
                                           Executive Vice President
                                           Chief Financial Officer and
                                           Chief Information Officer


Dated:  April 21, 2004

                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
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99             Press Release issued April 21, 2004.


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